Exhibit 99.2

C.I.M. INDUSTRIES INC.

FINANCIAL STATEMENTS

August 31, 2009

C.I.M. INDUSTRIES INC.

Table of Contents

INDEPENDENT AUDITOR’S REPORT	1

BALANCE SHEET:

ASSETS	2

LIABILITIES AND STOCKHOLDERS’ EQUITY	3

STATEMENT OF INCOME	4

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY	5

STATEMENT OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7-14

 INDEPENDENT AUDITOR’S REPORT

To The Board of Directors

C.I.M. Industries Inc.

23 Elm Street

Peterborough, NH 03458

We have audited the accompanying balance sheet of C.I.M. Industries Inc. as of  August 31, 2009 and the related statement of income, changes in stockholders’ equity and cash flows for the year then ended,  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.I.M. Industries Inc., as of August 31, 2009 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Maloney & Kennedy, PLLC

October 29, 2009

C.I.M. INDUSTRIES, INC.

BALANCE SHEET

AS OF AUGUST 31, 2009

ASSETS

CURRENT ASSETS

Cash	$4,820,173
Accounts Receivable, less allowance for doubtful accounts of $12,800	809,675
Inventory	709,970
Deferred Tax Asset	4,000
Prepaid Income Taxes	15,767
Prepaid Expenses and Deposits	90,485

Total Current Assets	6,450,070

PROPERTY, PLANT AND EQUIPMENT

Land	400,368
Furniture & Equipment	2,524,437
Building & Warehouse	2,872,112
5,796,917
Less Accumulated Depreciation	(2,358,101)

Net Property, Plant and Equipment	3,438,816

TOTAL ASSETS	$9,888,886

See Independent Auditor’s Report and Notes to Financial Statements

C.I.M. INDUSTRIES, INC.

BALANCE SHEET

AS OF AUGUST 31, 2009

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Accounts Payable	$249,800
Accrued Expenses	500,033
Income Taxes Payable	328,946
Total Current Liabilities	1,078,779

LONG-TERM LIABILITIES

Deferred Tax Liability - Long Term	75,000

Total Long Term Liabilities	75,000

TOTAL LIABILITIES	1,153,779

STOCKHOLDERS’ EQUITY

Common Stock, par value $1 per share.
Authorized 15,000 shares; issued and outstanding shares of 3,910	3,910
Additional Paid-in Capital	205,860
Retained Earnings	8,525,337

Total Stockholders’ Equity	8,735,107

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,888,886

See Independent Auditor’s Report and Notes to Financial Statements

C.I.M. INDUSTRIES, INC.

STATEMENT OF INCOME

FOR THE YEAR ENDING AUGUST 31, 2009

SALES (Net of Allowances and Discounts)	$9,790,321

TOTAL COST OF GOODS SOLD	4,062,708

GROSS PROFIT	5,727,613

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,034,300

INCOME FROM OPERATIONS	2,693,313

OTHER INCOME (EXPENSE)

Rental Income	8,808
Interest Income	33,768
Loss on Sale of Assets	(261)

TOTAL OTHER INCOME (EXPENSE)	42,315

NET INCOME BEFORE TAXES	2,735,628

Income Tax Expense	927,119

NET INCOME	$1,808,509

See Independent Auditor’s Report and Notes to Financial Statements

C.I.M. INDUSTRIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE YEAR ENDING AUGUST 31, 2009

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings	Total

Balance, August 31, 2008	3,910	205,860	6,716,828	6,926,598

Net Income	—	—	1,808,509	1,808,509

Balance, August 31, 2009	$3,910	$205,860	$8,525,337	$8,735,107

See Independent Auditor’s Report and Notes to Financial Statements

C.I.M. INDUSTRIES, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDING AUGUST 31, 2009

Cash Flow from Operating Activities

Net Income	$1,808,509

Noncash Items included in Net Income:
Depreciation and Amortization	183,796
Deferred Taxes	(33,000)
Loss on Disposition of Assets	261

Changes in Assets and Liabilities:
(Increase) Decrease In:
Accounts Receivable	(19,638)
Inventory	(11,347)
Prepaid Income Taxes	(15,767)
Prepaid Expenses and Deposits	155,626
Increase (Decrease) In:
Accounts Payable	21,986
Income Taxes Payable	144,615
Accrued Expenses and Customer Deposits	97,287

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,332,328

Cash Flow from Investing Activities

Proceeds from Sale of Fixed Assets	100
Disposal of Fixed Assets	(361)
Acquistion of Fixed Assets	(944,215)

NET CASH USED IN INVESTING ACTIVITIES	(944,476)

Cash Flow from Financing Activities

Principal Payments on Long-term Debt	—

NET CASH USED IN FINANCING ACTIVITIES	—

Net Increase in Cash and Equivalents	1,387,852

Cash and Equivalents-Beginning of Year	3,432,321

Cash and Equivalents-End of Year	$4,820,173

Supplemental disclosure of cash flow information:

Cash paid during the year for:

Income Taxes	$789,727

See Independent Auditor’s Report and Notes to Financial Statements

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 1                                                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of C.I.M. Industries Inc. (the Company) is presented to assist in understanding the Company’s financial statements.  The financial statements are representations of the Company’s management who is responsible for their integrity and objectivity.  These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

ORGANIZATION

C.I.M. Industries Inc. is in the business of manufacturing and selling industrial lining and coating systems.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.  The Company invests its cash balances in overnight accounts that are collateralized by government securities.

USE OF ESTIMATES

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles.  Actual results could differ from those estimates.

REVENUE RECOGNITION

Revenue is recognized at the time of sale (defined as the moment when the title of the goods or services is transferred to the buyer). The Company’s shipping terms are F.O.B. shipping point and all sales are deemed final at the point the product is picked up at the Company’s shipping dock.

INVENTORY

Inventory is stated at the lower of cost or market.  Cost is determined using the first-in, first-out method of accounting.

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 1                                                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVENTORY (Continued)

Inventory by major class at August 31, 2009 is as follows:

Raw Materials	$327,766
Work in Progress	23,861
Finished Product	372,109
Obsolete Inventory Allowance	(13,766)

Total Inventory	$709,970

PLANT AND EQUIPMENT

Plant and equipment are stated at cost.  For financial reporting purposes, book depreciation is computed using the straight-line method over the estimated useful lives of the assets.  Tax depreciation is computed using the MACRS method over the estimated useful lives of the assets.  Leasehold improvements are amortized on a straight-line basis over the lesser of the estimated useful life of the asset or the estimated life of the lease. Certain real estate is leased from a related party under a lease that has been renewed annually.  Therefore, the leasehold improvements were amortized over the estimated useful life of the asset.  Plant and equipment by major category are as follows at August 31, 2009:

	Depreciable
	Lives

Land	N/A	$400,368
Furniture & Equipment	5-7	2,524,437
Building & Warehouse	39	2,872,112

Total Plant & Equipment		$5,796,917

The Company completed construction on a warehouse which is adjacent to, and on the same 10 acre lot as, the existing manufacturing facility in Houston, Texas.  The facility was completed in July, 2009.

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 1                                                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INCOME TAXES

The Company is taxed as a C Corporation for federal income tax purposes. The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which requires the use of the “liability method” of accounting for income taxes.  Accordingly, deferred tax liabilities and assets are determined based upon the differences between the financial statement and tax bases of assets and liabilities, using enacted rates in effect for the year in which the differences are expected to reverse.

Current income taxes are based upon the year’s taxable income for both Federal and State income tax reporting purposes.

The provision for income taxes is as follows:

2009
Current Expense	$960,119
Deferred (Benefit)/Expense	(33,000)
Total Expense	$927,119

The deferred tax assets and liabilities included on the balance sheets are related to the following items and for the following deferred tax amounts:

	Short	Long
	Term	Term
Deferred Tax Asset
Allowance for Doubtful Accounts	$4,000
Allowance for Obsolete Inventory	6,000
Accrued Vacation	13,000
Deferred Tax Liability
Depreciation	(19,000)	$(75,000)

Net Deferred Tax Asset (Liability)	$4,000	$(75,000)

The Company also pays Business Enterprise Tax to New Hampshire, which is levied on interest paid and accrued, wages paid and accrued, and dividends paid.  Payments for this tax are available to be applied against New Hampshire income taxes.  Business Enterprise Taxes are included in Income Tax Expense.

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 1                                                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INCOME TAXES (Continued)

Under the guidance in FASB Staff Position (FSP) No. FAS 109-1, Application of FASB Statement No. 109, “Accounting for Income Taxes”, to the Tax Deduction on Qualified Production Activities Provided by The American Jobs Creation Act of 2004, this deduction is treated as a “special deduction” as described in FASB Statement 109.  As such, the special deduction has no effect on deferred tax assets and liabilities.  Rather, the impact of this deduction is reported in the period in which the deduction is claimed on the tax return.

The domestic production activity deduction is a permanent book to tax variance and accounts for a reduction in taxable income.  The related reduction in income tax expense was 2% of pre-tax income.

In December 2008, the Financial Accounting Standards Board issued FASB Staff Position (FSP) FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises.” FSP FIN 48-3 permits an entity within its scope to defer the effective date of FASB Interpretation 48, Accounting for Uncertainty in Income Taxes (FASB Accounting Standards Codification TM (ASC) 740, Income Taxes), to its annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer the application of the uncertain tax position provisions of ASC 740 for the year ending August 31, 2009. The Company evaluates its uncertain tax positions using the provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

Reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

Federal Statutory Rate	34.0%
Effect of Domestic Production Activity Deduction	-2.0%
State Income Taxes Net of Effect of Federal Tax Benefit	2.9%
Reduction of Prior Year Deferred Tax Liability Allowance	-1.0%

Effective Tax Rate	33.9%

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 1                                                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

RESEARCH AND DEVELOPMENT EXPENDITURES:

Expenditures for research and development are expensed as incurred.

TRANSPORTATION OF HAZARD MATERTIALS

Liability for product is the responsibility of the customer upon shipment and as such, the Company has not provided for any related contingency.

ACCOUNTS RECEIVABLE AND BAD DEBTS

The allowance for doubtful accounts is $12,800 at August 31, 2009.  For the year ended August 31, 2009, there was $2,800 of bad debt expense.

ADVERTISING EXPENSE

The Company expenses advertising, production and communication costs as incurred.  Advertising expense was $32,159 for the year ended August 31, 2009.

NOTE 2                                                  RELATED PARTY TRANSACTIONS

The Company leases business real estate from Alrox, LLC.  The sole member of Alrox, LLC is a shareholder of C.I.M. Industries Inc.  The lease commenced on February 1, 2000 and is renewable every year on the anniversary date unless otherwise specified by the lessee or lessor.  In accordance with provisions of this lease, Alrox, LLC charges a rent of $6,000 a month.  Rent expense under this agreement totaled $72,000 for the years ended August 31, 2009.

The Company subleases some of the business real estate, which it rents from Alrox, LLC, to third party tenants.  Total rental income received on these subleases was $8,808 for the year ended August 31, 2009.

NOTE 3                                                401(k) PROFIT SHARING PLAN

The Company maintains a Defined Contribution Retirement Plan. Employees who have completed 90 days of service and attained age 18 are eligible to participate in the plan.  The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974.

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 3                                                  401(k) PROFIT SHARING PLAN (Continued)

Under this Plan, the Company pays the cost of administration. The Plan’s administration cost for the year ended August 31, 2009 was $4,539.  The Company makes discretionary contributions to this Plan on behalf of its employees. The Company’s management determines the amount of any contribution.  The Company contributed $87,678 to this Plan for the year ending August 31, 2009.

NOTE 4                                                  LINE OF CREDIT

The Company has a $500,000 line of credit available with a local bank.  This agreement, which originated May 13, 2001, renews annually and interest is calculated at the bank’s prime-lending rate.  The collateral for the line is inventory and accounts receivable per a security agreement dated May 13, 2001. There were no outstanding advances on this line of credit as of August 31, 2009.

NOTE 5                                                  LONG - TERM DEBT

At the balance sheet date, August 31, 2009, the Company did not have any long-term debt.

NOTE 6                                                  MAJOR CUSTOMERS

During the year ended August 31, 2009, the Company had certain major customers accounting for a high percentage of total revenue as follows:

2009	% to Total
Revenue	2009 Revenue

$2,574,400	26%
1,663,474	17%

$4,237,874	43%

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 7                                                  MAJOR SUPPLIERS

During the year ended August 31, 2009, the Company had certain major suppliers which provided a high percentage of total purchases as follows:

2009	% to Total
Purchases	2009 Purchases

$1,225,978	41%
516,046	17%

$1,742,024	58%

NOTE 8                                                  FOREIGN SALES

The Company sells its products to foreign customers through a foreign sales staff and independent sales agents.  In the year ended August 31, 2009, 24% of revenue was derived from foreign sales.

NOTE 9                                                  CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in one financial institution located in New Hampshire.  The balances are insured by the Federal Deposit Insurance Corporation.  At times during the year, the Company maintained cash balances in excess of the FDIC insured limits.  As indicated in Note 1, the Company invests its cash balances in overnight accounts that are collateralized by government securities.

C.I.M. INDUSTRIES INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDING AUGUST 31, 2009

NOTE 10                                           CONTINGENCIES

The Company is a claimant/party seeking relief in litigation associated with the warehouse construction in Texas. These matters include mechanic’s liens on the property. The Company has filed a Third Party Action against the general contractor of the project and an Interpleader Action. The Company’s position is that it has withheld all amounts required under the Texas Property Code, will interplead over the withheld funds into the Registry of the Court, and will prevail on any claims for amounts in excess of the interpleaded funds. Amounts withheld for these claims have been accounted for as a fixed asset and are included in the basis of the warehouse.  No additional amount has been accrued as a liability in this matter.

The Company is a party to various matters with users of its product. In these matters, the Company is working with its customer’s to resolve concerns. The amount of the potential liability to the Company for all these various matters is not fully determined but is expected to not be material to the financial statements.

NOTE 11                                           SUBSEQUENT EVENTS

On September 4, 2009, all of the outstanding capital stock of the Company was acquired by Chase Corporation.  The total purchase price was $18.9 million net of cash acquired and subject to certain adjustments relating to the closing date working capital.

Associated with this stock sale were certain bonuses to employees and directors. The amount of these bonuses was based on a formula associated with the respective individual’s years of service to the Company. As these bonuses were contingent upon the actual sale and closing, these bonuses have not been accounted for or accrued as of the August 31, 2009 balance sheet, but these amounts were paid by the time of the closing, subsequent to the balance sheet date.